UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 18, 2003
                                                        -------------------


                         CONSUMERS FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                      ------------------------------------


         Pennsylvania                   0-2616             23-1666392
-----------------------------  ------------------------ -----------------------
 (State or Other Jurisdiction  (Commission file Number) (IRS Employer
       of Incorporation)                                   Identification No.)



   1525 Cedar Cliff Drive, Camp Hill, PA                             17011
   -------------------------------------                           ---------
 (Address of Principal Executive Offices)                         (Zip Code)



        Registrant's telephone number, including area code (717) 730-6306
                                                           --------------

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Item 4.    Change in Registrant's Certifying Accountant.


(a)(1) As of September 18, 2003, Stambaugh Ness, PC resigned as the principal independent accountants for Consumers Financial Corporation (the "Registrant").

         The report of Stambaugh Ness, PC on the financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, scope or accounting principles. Although the financial statements audited by Stambaugh Ness, PC for the year ended December 31, 2002 contained an explanatory paragraph pertaining to the Company's ability to continue as a going concern, such financial statements did not contain any adjustment that might result from the uncertainty stated therein. In addition, during Registrant's two most recent fiscal years and through September 18, 2003, there were no disagreements with Stambaugh Ness, PC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures; which disagreements, if not resolved to the satisfaction of Stambaugh Ness, PC would have caused that firm to make reference in connection with its reports to the subject matter of the agreements or a reportable event.

(a)(2) As of September 23, 2003, Marcum & Kliegman LLP was engaged as the new principal independent accountants, commencing with the interim financial statement review for the third quarter ending September 30, 2003, and the audit for the year ending December 31, 2003. The appointment of Marcum & Kliegman LLP was recommended and approved by the Registrant's Board of Directors. During the Registrant's two most recent fiscal years, the Registrant did not consult Marcum & Kliegman LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by Marcum & Kliegman that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

(a)(3) The Registrant has provided Stambaugh Ness, PC with a copy of this disclosure and has requested that Stambaugh Ness, PC furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of the letter from Stambaugh Ness, PC addressed to the SEC dated September 24, 2003 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

(a) Financial Statements. N/A
(b) Exhibits
    16.1     Letter from Stambaugh Ness, PC on change in certifying accountant.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CONSUMERS FINANCIAL CORPORATION



                                            By:  /s/ Donald J. Hommel
                                                 ---------------------------
                                                 Donald J. Hommel
                                                 President, Chief Executive
                                                 Officer and Chief Financial
                                                 Officer